UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2025

Elastic N.V.
(Exact name of registrant as specified in its charter)

The Netherlands
(State or other jurisdiction
of incorporation)

001-38675
(Commission File Number)

98-1756035
(I.R.S. Employer
Identification Number)
 Not Applicable1
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: Not Applicable1

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Ordinary Shares, €0.01 Par Value	ESTC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1 We are a distributed company. Accordingly, we do not have a principal executive office. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, any shareholder communication required to be sent to our principal executive offices may be directed to the email address ir@elastic.co or to Elastic N.V., 88 Kearny St., Floor 19, San Francisco, CA 94108.

Item 2.02. Results of Operations and Financial Condition.

On February 27, 2025, Elastic N.V. (“Elastic” or the “Company”) issued a press release announcing its financial results for its third quarter ended January 31, 2025. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information above, including Exhibit 99.1, is “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Eric Prengel, who has served as the Interim Chief Financial Officer of the Company since December 14, 2024, will cease to serve in this role on February 28, 2025 upon the effectiveness on that date of the appointment of Navam Welihinda as the Company’s Chief Financial Officer, as discussed in Item 5.02(c) below.

(c) On February 25, 2025, the Company’s Board of Directors appointed Navam Welihinda as Elastic’s Chief Financial Officer, effective as of February 28, 2025, to succeed Eric Prengel. In this role, Mr. Welihinda will serve as the Company’s principal financial officer and principal accounting officer.

Prior to joining Elastic, Mr. Welihinda, age 46, served as Chief Financial Officer of Grammarly, Inc., an AI writing assistant company, from September 2024 to February 2025. Before his service with Grammarly, Inc., Mr. Welihinda served as the Chief Financial Officer of HashiCorp, Inc., an infrastructure cloud company, from February 2021 to September 2024, and as Vice President of Finance from February 2017 to February 2021. Prior to his roles at HashiCorp., Mr. Welihinda served as the head of finance at Compose within International Business Machines Corporation, or IBM, a multinational technology company, from October 2015 to December 2016. He served as Vice President, Finance at Compose, Inc., a cloud database platform company, from May 2013 to October 2015, when it was acquired by IBM. Mr. Welihinda holds a Bachelor of Arts in Computer Science from Dartmouth College.

In connection with Mr. Welihinda’s appointment as Chief Financial Officer of the Company, the Company’s compensation committee approved an employment letter with Mr. Welihinda. The employment letter does not have a specific term and provides that Mr. Welihinda will serve as an at-will employee. The employment letter further provides that Mr. Welihinda’s initial annual base salary will be $500,000 and that he will be eligible for an annual target cash incentive payment equal to 75% of his annual base salary, pro-rated for the fiscal year ending April 30, 2025. In addition, Mr. Welihinda will be granted an award of restricted stock units (“RSUs”) with an approximate grant date fair value of $11 million that will settle in the Company’s ordinary shares. The RSU award will vest over four years in 16 equal quarterly installments, with the first tranche vesting on June 8, 2025, subject to Mr. Welihinda’s continuous service with Elastic or its affiliates through each vesting date. The RSU award will be subject to such other terms as are set forth in the Company’s Amended and Restated 2012 Stock Option Plan, the award agreement for the grant, and the Company’s equity grant practices. Mr. Welihinda will participate in the Company’s long-term equity incentive compensation program for executive officers described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 27, 2024.

The Company will enter into the Company’s standard form of change in control and severance agreement with Mr. Welihinda. The change in control and severance agreement will provide for certain severance payments and benefits to be delivered to Mr. Welihinda if his employment is terminated other than for “cause” (as defined in the agreement) or if he resigns for “good reason” (as defined in the agreement), subject to Mr. Welihinda’s satisfaction of certain other terms as set forth in the agreement. The Company will also enter into the Company’s standard form of indemnification agreement with Mr. Welihinda. The indemnification agreement will provide for indemnification of Mr. Welihinda against certain liabilities that may arise by reason of his status or service. The Company’s standard forms of change in control and severance agreement and indemnification agreement are filed as Exhibit 10.3 and Exhibit 10.1, respectively, to the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2024, filed with the Securities and Exchange Commission on June 14, 2024.

On February 27, 2025, the Company issued a press release announcing the appointment of Mr. Welihinda as Chief Financial Officer, which is filed as Exhibit 99.2 to this report.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit	Description
99.1	Press Release dated February 27, 2025
99.2	Press Release dated February 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2025

ELASTIC N.V.

By:	/s/ Carolyn Herzog
Name:	Carolyn Herzog
Title:	Chief Legal Officer and Corporate Secretary